UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2023

MIRATI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3545 Cray Court, San Diego, California 92121
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Securities Holders.

On December 13, 2023, Mirati Therapeutics, Inc. (“Mirati”) held a special meeting of stockholders (the “Special Meeting”) virtually via live webcast on the Internet.

As of the record date, November 7, 2023, there were 70,159,425 shares of Mirati common stock eligible to be voted at the Special Meeting. At the Special Meeting, 52,371,095 shares, or approximately 74.64% of all outstanding shares of Mirati common stock eligible to be voted at the Special Meeting, were present either in person or by proxy. Three matters were voted upon at the Special Meeting, with the Board of Directors of Mirati recommending a vote “FOR” each of these proposals, as further described in the definitive proxy statement filed with the Securities and Exchange Commission on November 2, 2023 (the “Definitive Proxy Statement”).

Proposal No. 1 (the “Merger Proposal”) was to consider and vote on the proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated October 8, 2023, by and among Mirati, Bristol-Myers Squibb Company, a Delaware corporation ( “Parent”) and Vineyard Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), including the form of contingent value rights agreement to be entered into at or immediately prior to the effective time of the Merger (as defined below) by Parent and a rights agent reasonably acceptable to Mirati. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Mirati (the “Merger”), with Mirati surviving the Merger as a wholly owned subsidiary of Parent.

Proposal No. 2 (the “Compensation Proposal”) was to consider and vote on the proposal to approve, by non-binding, advisory vote, compensation that may be paid or become payable by Mirati to its named executive officers in connection with the Merger.

Proposal No. 3 (the “Adjournment Proposal”) was to consider and vote on the proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

The Merger Proposal and the Compensation Proposal were approved. The Adjournment Proposal was also approved, even though it was not necessary. The table below shows the final voting results from the Special Meeting.

	For	Against	Abstain	Broker Non- Votes
Proposal 1 – The Merger Proposal	52,217,230	137,341	16,524	0
Proposal 2 – The Compensation Proposal	39,006,088	13,335,289	29,718	0
Proposal 3 – The Adjournment Proposal	48,128,381	4,221,145	21,569	0

Consummation of the Merger is subject to customary closing conditions, including, among others, the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of any clearances or affirmative approvals required by antitrust authorities in certain other jurisdictions and the expiration or termination of any mandatory waiting period related thereto. The parties expect the Merger to close by the first half of 2024, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the proposed acquisition of Mirati by Parent. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties, including those inherent in the proposed acquisition of Mirati by Parent, including with respect to (i) the risk that the Merger will not close when expected, if it all, (ii) whether the contingent consideration will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the Merger Agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition, and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many uncertainties that affect Parent’s business, particularly those identified in the cautionary factors discussion in Parent’s Annual Report on Form 10-K for the year ended December 31, 2022 (which is available at the SEC’s website (www.sec.gov)), and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022 (which is available at the SEC’s website (www.sec.gov)), as well as other documents that may be filed by Parent or Mirati with the SEC from time to time. Neither Parent nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2023

Mirati Therapeutics, Inc.

By:	/s/ John B. Moriarty, Jr.
John B. Moriarty, Jr.
Chief Legal Officer & Corporate Secretary